UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09561

Century Capital Management Trust

(Exact name of registrant as specified in charter)

c/o Century Capital Management, LLC
100 Federal Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Maureen Kane

Century Capital Management, LLC
100 Federal Street, Boston, Massachusetts 02110

(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 482-3060

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Explanatory Note:

The Registrant is filing this amendment to its Form N-CSR for the period ended October 31, 2011 in order to correct the typographical errors described below that appeared in the annual report to shareholders included in the Registrant’s Form N-CSR, which was originally filed with the Securities and Exchange Commission on January 6, 2012 (Accession Number 0000891804-12-000021).

In the Financial Highlights table for each of Century Small Cap Select Fund’s Institutional Shares and Investor Shares, the amounts reported as Distributions from Tax Return of Capital and Distributions from Net Realized Gain on Investment Transactions were reversed for 2007 and 2008.  In order to correct these typographical errors in each such table, the amounts reported as Distributions from Tax Return of Capital were changed from (2.01) to (0.00) for 2007 and from (2.10) to (0.19) for 2008, and the amounts reported as Distributions from Net Realized Gain on Investment Transactions were changed from (0.00) to (2.01) for 2007 and from (0.19) to (2.10) for 2008.

The Registrant’s revised annual report to shareholders for the period ended October 31, 2011 is included in Item 1 below.  Other than the aforementioned revisions, this Form N-CSR/A does not reflect events occurring after the filing of the original N-CSR or modify or update disclosures therein in any way.

Item 1.  Reports to Shareholders.

This report is submitted for the general information of the shareholders of Century Small Cap Select Fund, Century Shares Trust, and Century Growth Opportunities Fund (each a “Fund” and collectively, the “Funds”). It is not authorized for distribution to prospective investors in a Fund unless it is preceded by or accompanied by the Fund’s current prospectus. The prospectus includes important information about the Fund’s objective, risks, charges and expenses, experience of its management, and other information. Please read the prospectus carefully before you invest.

The views expressed in this report are those of the Funds’ Portfolio Managers as of October 31, 2011, the end of the reporting period. Any such views are subject to change at any time and may not reflect the Portfolio Managers’ views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice. There is no assurance that the Funds will continue to invest in the securities mentioned in this report.

CENTURY FUNDS

DEAR FELLOW SHAREHOLDERS,

We would like to thank you for your continued support of our three Century Funds. During the tumultuous one-year fiscal period ended October 31, 2011, Century Small Cap Select Fund outperformed its benchmark index, Century Shares Trust slightly underperformed its benchmark index, and Century Growth Opportunities Fund (launched in November 2010) underperformed its benchmark. We review each Fund’s performance, positioning and outlook following this letter. In general, we are hopeful that the outlook for stock valuations and growth prospects look favorable over the next decade, especially if our political leadership firmly addresses the structural issues facing Americans and Europeans today.

The third quarter earnings season (just completed) reveals that most companies continued to deliver robust double digit revenue and earnings growth, despite the economic sluggishness we saw in unemployment, lending and overseas markets. Although we believe the 2012 outlook for many companies remains favorable, the growth and margin expectations may need to come down, especially if global market concerns are not resolved.

Shifting Priorities

We are at an important fiscal and political crossroads, where Western society needs to determine what role government and economic growth will play over the next fifty years. The potential default of several southern European countries (followed by questions about the survival of the “Euro” currency) led to the recent turmoil in the equity markets.

There are no easy solutions, and the resulting difficult lifestyle and austerity choices will require inspired (and bipartisan) leadership on both sides of the Atlantic Ocean. I mention this need for courageous choices because the escalating European debt crisis already claimed the Greek and Italian Prime Ministers, and more victims will follow. Meanwhile, America’s 2012 election rhetoric is heating up, and the Congressional Supercommittee’s failure to find common ground on taxes and spending leaves many important questions unanswered about the size and scope of our government.

There is a growing consensus that Americans and Europeans need to structurally change their governments’ role in providing social services, considering the growing debt and deficit problems plaguing the Western world. Why? The price (and growing debt) of these services is crowding out other worthy “discretionary” spending priorities. The most basic questions we must face: Do we want a larger/smaller role for government in our society, how will we pay for these services and can we live within a budget?

“It has been said that democracy is the worst form of government except for all the others that have been tried.” – Sir Winston Churchill

Democracy may be the best form of government, but it often defers the toughest decisions (wars and debt/spending troubles) until there is a crisis of confidence in the short term. I am optimistic that we will work through this current challenge, and the equity markets will respond favorably over the next decade. It will require difficult choices and sacrifices by all parties, but there is too much to gain from success, and failure is not an option.

CENTURY FUNDS

Uncharted Territory

The battle lines are forming in the developed economies, but it will take over a decade to resolve these structural problems that have been building for forty years. We all want the support services that are available, but we are struggling to pay for them. The laws of Supply and Demand require us to collectively prioritize our needs and define a spending limit.

Today, there is no consensus about the boundaries of the private and public sectors. Are Americans prepared to leave important programs on the editing room floor, or will we agree which taxpayers should pay more? In Europe, the problems are more complex, since each country has a distinct tax and spending “fiscal” policy and culture, while all countries share a common Euro currency and “monetary” policy. Will countries secede from the Euro community, or will a consensus emerge (with painful austerity sacrifices from all sides) to maintain the current system? With so much to lose, I believe that finding common ground across such a wide group of nations and issues may set the stage for a prolonged period of global prosperity.

Leadership requires the courage to sacrifice easy, short-term options in order to achieve tougher, long-term goals; meanwhile, our elected officials are mostly influenced by short-term goals. I think this disconnect between good governance and popularity helps explain why tough decisions have been deferred for so long and why the equity markets do not have confidence in future policies or priorities. If courage can overcome this leadership lethargy, it will invigorate economic growth and productivity gains for nimble businesses to hire, borrow and innovate our way to a stronger economic recovery.

Courage starts with demanding our leaders to 1) think beyond the next couple elections and 2) be pragmatic about the short-term tradeoffs necessary to achieve long-term success. In all likelihood, we will each make painful sacrifices for the greater good, but the resulting opportunity will far exceed our expectations. In full disclosure, I am an optimist.

We hope to earn your trust over the coming year, and we wish you all a happy holiday season.

Respectfully Submitted,

Alexander L. Thorndike
Chairman of the Century Funds

CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND COMMENTARY

How did the portfolio perform?

For the one-year period ended October 31, 2011, Century Small Cap Select Fund Institutional Shares returned 13.86% and the Investor Shares returned 13.47%, outperforming the Russell 2000 Growth Index’s return of 9.84%.

What factors influenced performance?

Strong performance by small cap stocks, which outperformed large cap stocks by over 6% during the first half of fiscal 2011, was a primary factor influencing performance. The improving economy was the underlying reason for the stock market’s strength. The Russell 2000 Growth Index appreciated steadily from October 31, 2010, through April 30, 2011, rising a noteworthy 27%. Unfortunately, macroeconomic concerns in the Middle East, Europe, and China weighed heavily on small cap stocks during the second half of fiscal 2011, with the Russell 2000 Growth Index falling about 13.6%.

Strong stock selection was the driver of the Fund’s outperformance relative to its benchmark. Significant contributions from HealthSpring Inc. (managed care organization), Jazz Pharmaceuticals, Inc. (specialty pharmaceuticals), Chart Industries, Inc. (industrial equipment), and DSW, Inc. (footwear retailer) more than offset relative weakness from STR Holdings, Inc. (solar power component producer), Online Resources Corp. (financial processor), NPS Pharmaceuticals, Inc. (biopharmaceuticals), and Schnitzer Steel Industries, Inc. (metal recycler).

Stock selection led the Fund to outperform in six of the eight benchmark sectors in which it was invested. Leading contributors to overall Fund performance included the Industrials, Health Care, and Consumer Discretionary sectors. Energy, Consumer Staples, and Financials were laggards overall.

Describe recent portfolio activity

The Fund recently increased its exposure to the Information Technology and Consumer Discretionary sectors, while reducing its exposure to Industrial and Financial stocks. Given the uncertain economic outlook and volatile stock market, we have underweighted Industrials, Energy, and the Consumer sectors relative to the Index. We believe going forward that stock selection will be a driver of performance rather than sector allocation.

CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND COMMENTARY (CONTINUED)

Describe portfolio positioning at period-end

The Fund is positioned to take advantage of attractive investment opportunities across almost every sector. We are focused on investing in companies that we believe will be able to generate healthy growth in 2012 despite near term economic challenges. We are also focused on profitability and financial strength, which we think will help to ensure that the companies we invest in are able to weather potential downturns that may occur. We believe our focus on in-depth fundamental research will be an advantage, especially since stock selection is likely to be the primary driver of outperformance.

Risks: The Fund concentrates its investments in the financial services and health care group of industries. Concentration in a particular industry subjects the Fund to the risks associated with that industry and, as a result, the Fund may be subject to greater price volatility than funds with less concentrated portfolios. In addition, the Fund invests in smaller companies which pose greater risks than those associated with larger, more established companies. Please read the Fund’s prospectus for details regarding the Fund’s risk profile.

Ten Largest Holdings*
J2 GLOBAL COMMUNICATIONS, INC.	4.35%
Electronic communications
HEALTHSPRING, INC.	3.63%
Managed care services
DSW, INC. CLASS A	3.11%
Footwear retailer
SOLARWINDS, INC.	2.97%
IT management software
EVERCORE PARTNERS, INC.	2.75%
Investment advisory services
RIGHTNOW TECHNOLOGIES, INC.	2.65%
Cloud-based software services.
CAI INTERNATIONAL, INC.	2.61%
Marine cargo container leasing
SELECT COMFORT CORP.	2.38%
Bedding retailer
BRUKER CORP.	2.37%
Scientific instruments
JAZZ PHARMACEUTICALS, INC.	2.35%
Specialty pharmaceuticals

Portfolio Composition*
Information Technology	27.3%
Health Care	19.6%
Industrials	14.9%
Consumer Discretionary	12.6%
Financials	8.8%
Materials	4.7%
Energy	4.6%
Telecommunication Services	2.0%
Consumer Staples	1.0%
Short-term Investment
plus net other liabilities	4.5%

* Based on the Fund’s net assets at October 31, 2011 and subject to change.

CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND
Performance Summary – Institutional Shares and Investor Shares

The returns shown below represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Current performance may be significantly lower or higher than the Fund’s past performance. Please call (800) 303-1928 for the Fund’s most recent month-end performance. As stated in the Fund’s current prospectus, the total (gross) annual operating expenses are 1.50% for the Investor Shares and 1.13% for the Institutional Shares. Returns would have been lower during certain periods if certain fees had not been waived or expenses reimbursed. The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted to reflect the deduction of taxes that a shareholder would pay on these distributions or the redemption of Fund shares. Shares held less than 90 days may be subject to a 1% redemption fee.

Average Annual Total Returns as of 10/31/11 (%)
	1 Year	3 Years	5 Years	10 Years
Century Small Cap Select Institutional Shares	13.86	17.79	2.41	8.42
Russell 2000 Growth Index	9.84	16.31	2.68	6.04

	1 Year	3 Years	5 Years	10 Years
Century Small Cap Select Investor Shares	13.47	17.37	2.06	8.03
Russell 2000 Growth Index	9.84	16.31	2.68	6.04

Sources: Century Capital Management, LLC and Russell

The graphs and table reflect the change in value of a hypothetical investment in the Fund, including reinvest of dividends and distributions, compared with the index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. Index returns assume reinvestment of dividends but, unlike Fund returns, do not reflect fees or expenses. One cannot invest directly in an index.

CENTURY FUNDS

CENTURY SHARES TRUST COMMENTARY

How did the portfolio perform?

For the one-year period ended October 31, 2011, Century Shares Trust Institutional Shares returned 9.79%, slightly behind the Russell 1000 Growth Index while outperforming the S&P 500 Index, which returned 9.92% and 8.09%, respectively.

What factors influenced performance?

Although the stock market started off very strong from October 31, 2010 to mid-February 2011 with the Russell 1000 Growth Index rising about 14%, it plateaued at that level for about five months before experiencing some significant volatility at the end of the fiscal year. An improving economy sparked the rise early in the year. Thereafter, uncertainty entered the picture. Numerous geopolitical issues and natural disasters arose and resulted in a stock market driven by macro events, rather than underlying fundamentals.

The Fund underperformed during the market decline in August 2011, but subsequently outperformed in October 2011. Stock selection was the primary driver of performance. Strong performance by Tempur-Pedic International, Inc. (mattress manufacturer), Tiffany & Co. (jewelry retailer) and CBS Corp. (media company) was partially offset by weakness in NII Holdings, Inc. (Latin American wireless operator), CIT Group, Inc. (commercial finance) and MetroPCS Communications, Inc. (prepaid wireless operator).

In terms of sector allocation, the Fund was positioned to take advantage of an improving economy. The Fund was modestly overweight cyclical sectors such as Industrials and Consumer Discretionary while underweighting defensive sectors such as Consumer Staples and Health Care. Given the economy’s high unemployment rate and slower than expected recovery, the Fund’s sector allocation was a drag on performance.

Describe recent portfolio activity

The portfolio continued to be allocated across most sectors of the Russell 1000 Growth Index. Our continued belief in the slow economic recovery has led to portfolio overweight positions in Industrials, Consumer Discretionary, and Technology and an underweight in Consumer Staples. Over the past year, we have reduced the number of portfolio holdings to 34 stocks as of October 31, 2011 from 52 stocks a year ago. As we sold stocks, we reinvested most of the proceeds in existing holdings. As a result, Century Shares Trust is now comprised of a more focused group of our highest conviction investment ideas.

CENTURY FUNDS

CENTURY SHARES TRUST FUND COMMENTARY (CONTINUED)

Describe portfolio positioning at period-end

The Fund continues to invest in what we believe are high quality growth companies that offer the potential of outperformance over the long term. The Fund remains diversified, but is positioned to benefit from an improving economy. The pace of economic improvement has been and is expected to be slow, but seems to be showing signs of improvement. For example, auto sales rose above 13 million units in both September and October of 2011 while the ISM manufacturing and non-manufacturing indices were both above 50, which indicate expansion. Since we now believe the recovery will be slower than we expected six months ago, we seek to invest in companies with strong secular growth opportunities, solid profitability, and reasonable valuations.

Risks: The Fund may invest a significant portion of assets in a limited number of companies or in companies within the same market sector. As a result, the Fund may be more susceptible to financial, market and economic events affecting particular companies or sectors and therefore may experience greater price volatility than funds with more diversified portfolios. Please read the Fund’s prospectus for details regarding the Fund’s risk profile.

Ten Largest Holdings*
APPLE, INC.	5.64%
Worldwide technology company
ALEXION PHARMACEUTICALS, INC.	4.60%
Biopharmaceutical company
TEMPUR-PEDIC INTERNATIONAL, INC.	4.34%
Bedding manufacturer
MASTERCARD, INC.	4.13%
Transaction processor
GOODRICH CORP.	4.02%
Aerospace systems and services
TIFFANY & CO.	3.96%
Fine jewelry designer and retailer
CBS CORP.	3.91%
Mass media company
ORACLE CORP.	3.75%
Enterprise software provider
FASTENAL CO.	3.37%
Construction Supplies
COSTCO WHOLESALE CORP.	3.30%
Warehouse retailer

Portfolio Composition*
Information Technology	30.7%
Consumer Discretionary	15.8%
Industrials	15.1%
Health Care	11.6%
Energy	8.4%
Consumer Staples	6.1%
Financials	4.2%
Telecommunication Services	3.8%
Materials	2.7%
Short-term Investment plus
net other liabilities	1.6%

* Based on the Fund's net assets at October 31, 2011 and subject to change.

CENTURY FUNDS

CENTURY SHARES TRUST

Performance Summary – Institutional Shares

The returns shown below represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions,and investors may have a gain or loss when shares are sold. Current performance may be significantly lower or higher than the Fund’s past performance. Please call (800) 303-1928 for the Fund’s most recent month-end performance. As stated in the Fund’s current prospectus,the total (gross) annual operating expenses for the Institutional Shares are 1.15%.On May 27,2011,all of the Fund’s issued and outstanding Investor Shares were converted to Institutional Shares and the Investor Shares class was closed. Institutional Shares performance shown does not include fees or the higher expense rations applicable to the former Investor Shares. Otherwise, returns shown would have been lower. The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility,Fund performance may be subject to substantial short-term changes.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted to reflect the deduction of taxes that a shareholder would pay on these distributions or the redemption of Fund shares. Shares held less than 90 days may be subject to a 1% redemption fee.

Effective October 31, 2011, the Russell 1000® Growth Index replaced the S&P 500® Index as the comparative index for the Fund. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a broad based unmanaged index representing the performance of 500 widely held common stocks. The Fund’s Adviser believes that the Russell 1000 Growth Index is a more appropriate benchmark because the Fund’s sector weightings and other portfolio characteristics are more comparable to those of the Russell 1000 Growth Index.

Average Annual Total Returns as of 10/31/11 (%)
	1 Year	3 Years	5 Years	10 Years
CST Institutional Shares	9.79	11.64	1.05	4.50
Russell 1000 Growth Index	9.92	15.62	3.04	3.56
S&P 500 Index	8.09	11.41	0.25	3.69

Sources: Century Capital Management, LLC, S&P and Russell

The graph and table reflect the change in value of a hypothetical investment in the Fund, including reinvest of dividends and distributions, compared with the listed indices.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND COMMENTARY

How did the portfolio perform?

For the period November 17, 2010 (the Fund’s inception date) through October 31, 2011, Century Growth Opportunities Fund returned 6.70%, trailing its benchmark, the Russell 2500 Growth Index, which returned 10.67% during that same time period.

What factors influenced performance?

Equity markets experienced a strong beginning to the fiscal-year period, ending October 31, 2011, as economic activity showed signs of acceleration. Within the Russell 2500 Growth Index, a concentration of high-growth, high valuation stocks were catalysts for upward performance. Defensive and more domestically oriented sectors (Consumer Staples, Consumer Discretionary and Utilities) assumed leadership during the spring and summer, while, slowing global growth, mounting European debt, and the downgrade of the U.S. credit rating ushered in uncertainty and volatility. As the period drew to a close, all eyes were on Europe, and the markets ebbed and flowed with each new headline.

The Fund trailed its benchmark during the first half of the reporting period, but outperformed during the second half. Secular growth opportunities drove performance. Leading contributors included Alexion Pharmaceuticals, Inc. (biotechnology company), SolarWinds, Inc. ( IT services/software provider), Diamond Foods Inc. (packaged food), Tempur-Pedic International, Inc. (mattress manufacturer), and ION Geophysical Corporation (energy services).

As the prospect of slowing global growth became more evident, we added to the Fund’s holdings in companies that we believed offered more dependable growth prospects and reduced holdings in more economically sensitive sectors, such as Industrials. This proved beneficial. Consumer Discretionary and Health Care were leading contributors for the period. A significant underweight in Financials also contributed to performance. Economic growth concerns caused Industrials and Technology to be laggards, though our underweight position and stock selection did help performance in the second half of the reporting period.

Describe recent portfolio activity

The portfolio remains diversified across the sectors of the Russell 2500 Growth Index. Since our last report, we have continued to adopt a more defensive posture in our holdings. We have reduced allocations in Consumer Discretionary and Industrials. At the same time we have used sell offs in the market to acquire or add to stock holdings that we believe will thrive in slow growth environments.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND COMMENTARY (CONTINUED)

Describe portfolio positioning at period-end

The Fund remains focused on companies that we believe offer higher visibility and the ability to generate returns in a slow growth environment. The European debt crisis continues to play out with no real solution in sight. We have reduced exposure to Europe and have increased exposure to secular growth companies whose financials have been resilient during this time of uncertainty. The United States economy has continued to improve albeit at a slow pace and so we have added to portfolio holdings that derive most of their revenues domestically.

Risks: The Fund invests mainly in small-cap and mid-cap companies, which, historically, have been more volatile in price than the stocks of large-cap companies. The Fund may invest in foreign companies, which involves risks not associated with investing solely in U.S. companies, such as currency fluctuations, unfavorable political developments, or economic instability. These risks are magnified in emerging markets. Please read the Fund’s prospectus for details regarding the Fund’s risk profile.

Ten Largest Holdings*
SOLARWINDS, INC.	2.70%
IT management software
F5 NETWORKS, INC.	2.41%
Network equipment manufacturer
QUESTCOR PHARMACEUTICALS, INC.	2.22%
Biopharmaceutical company
KANSAS CITY SOUTHERN	2.20%
Freight rail transportation
TEMPUR-PEDIC INTERNATIONAL, INC.	2.18%
Bedding manufacturer
SALIX PHARMACEUTICALS LTD.	2.15%
Pharmaceutical company
CARBO CERAMICS, INC.	2.13%
Energy products and services
VERIFONE SYSTEMS, INC.	2.13%
Point of sale systems
BE AEROSPACE, INC.	2.11%
Aerospace systems
HERBALIFE LTD.	2.09%
Direct marketer of health products

Portfolio Composition*
Information Technology	24.6%
Health Care	19.5%
Consumer Discretionary	16.0%
Industrials	15.1%
Energy	6.1%
Consumer Staples	4.6%
Financials	4.0%
Telecommunication Services	1.8%
Materials	1.7%
Short-term Investment plus
net other assets	6.6%

* Based on the Fund's net assets at October 31, 2011 and subject to change.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND
Performance Summary – Institutional Shares

The returns shown below represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Current performance may be significantly lower or higher than the Fund’s past performance. Please call (800) 303-1928 for the Fund’s most recent month-end performance. As stated in the Fund’s current prospectus, the total (gross) annual operating expenses are 1.88% for the Institutional Shares. The Adviser has agreed contractually to limit the operating expenses for the Fund’s Institutional Shares to 1.10% through February 28, 2012. Returns would have been lower during relevant periods if certain fees had not been waived or expenses reimbursed. The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted to reflect the deduction of taxes that a shareholder would pay on these distributions or the redemption of Fund shares. Shares held less than 90 days may be subject to a 1% redemption fee.

Total Returns as of 10/31/11 (%)
Since
Inception*
Century Growth Opportunities Fund Institutional Shares	6.70
Russell 2500 Growth Index	10.67

*11/17/2010 (not annualized)

Sources: Century Capital Management, LLC and Russell

The Russell 2500 Growth® Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends but, unlike Fund returns, do not reflect fees or expenses. One cannot invest directly in an index.

CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND

PORTFOLIO OF INVESTMENTS – AS OF OCTOBER 31, 2011

Shares		Value
COMMON STOCK - 95.5%
Consumer Discretionary - 12.6%
Auto Components - 0.8%
200,000	China Zenix Auto International
	Ltd. ADR*	$ 962,000
200,500	Modine Manufacturing Co.*	2,119,285
		3,081,285
Specialty Retail - 11.8%
220,550	DSW, Inc. Class A	11,543,587
303,850	Express, Inc.	6,863,971
107,675	Monro Muffler Brake, Inc.	3,993,666
197,800	Sally Beauty Holdings, Inc.*	3,795,782
426,150	Select Comfort Corp.*	8,851,135
155,300	The Men’s Wearhouse, Inc.	4,795,664
420,450	West Marine, Inc.*	3,821,891
		43,665,696
		46,746,981
Consumer Staples - 1.0%
Food Products - 1.0%
106,750	The Hain Celestial Group, Inc.*	3,582,530

Energy - 4.6%
Energy Equipment & Services - 1.6%
595,700	Pioneer Drilling Co.*	5,891,473

Oil, Gas & Consumable Fuels - 3.0%
194,800	Berry Petroleum Co. Class A	6,730,340
169,950	Carrizo Oil & Gas, Inc.*	4,622,640
		11,352,980
		17,244,453
Financials - 8.8%
Capital Markets - 6.7%
277,950	Cohen & Steers, Inc.	7,551,901
372,050	Evercore Partners, Inc. Class A	10,209,052
646,600	HFF, Inc. Class A*	7,112,600
		24,873,553
Commercial Banks - 2.1%
143,350	Signature Bank*	7,991,763
		32,865,316

Shares		Value
Health Care - 19.6%
Biotechnology - 0.8%
569,350	NPS Pharmaceuticals, Inc.*	$ 2,943,540

Health Care Providers & Services - 8.0%
23,250	Air Methods Corp.*	1,879,065
385,200	Brookdale Senior Living, Inc.*	6,386,616
250,000	Healthspring, Inc.*	13,485,000
195,350	IPC The Hospitalist Co., Inc.*	8,191,025
		29,941,706
Health Care Technology - 2.8%
152,700	Quality Systems, Inc.	5,941,557
92,350	SXC Health Solutions Corp.*	4,323,827
		10,265,384
Life Sciences Tools & Services - 3.9%
609,350	Bruker Corp.*	8,792,920
446,850	WuXi PharmaTech (Cayman),
	Inc. ADR*	5,554,346
		14,347,266
Pharmaceuticals - 4.1%
224,200	Jazz Pharmaceuticals, Inc.*	8,734,832
157,550	Questcor Pharmaceuticals, Inc.*	6,398,106
		15,132,938
		72,630,834
Industrials - 14.9%
Aerospace & Defense - 1.6%
103,600	Triumph Group, Inc.	6,019,160

Commercial Services & Supplies - 0.8%
218,250	Interface, Inc. Class A	2,845,980

Electrical Equipment - 3.9%
138,750	General Cable Corp.*	3,890,550
264,150	II-VI, Inc.*	5,021,492
163,850	Woodward, Inc.	5,551,238
		14,463,280
Machinery - 3.2%
104,500	Chart Industries, Inc.*	5,905,295
261,950	Titan International, Inc.	5,893,875
		11,799,170

See notes to financial statements.

CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND (CONTINUED)

PORTFOLIO OF INVESTMENTS – AS OF OCTOBER 31, 2011

Shares		Value
Industrials (Continued)
Professional Services - 0.7%
209,850	Kforce, Inc.*	$ 2,677,686

Trading Companies & Distributors - 4.7%
435,150	Beacon Roofing Supply, Inc.*	8,019,814
620,000	CAI International, Inc.*	9,678,200
		17,698,014
		55,503,290
Information Technology - 27.3%
Communications Equipment - 2.2%
83,500	Acme Packet, Inc.*	3,023,535
186,700	Radware Ltd.*	4,936,348
		7,959,883
Internet Software & Services - 9.9%
525,300	j2 Global Communications, Inc.	16,168,734
159,850	Liquidity Services, Inc.*	5,204,716
140,300	LogMeIn, Inc.*	5,706,001
228,950	RightNow Technologies, Inc.*	9,847,139
		36,926,590
IT Services - 4.0%
349,900	Echo Global Logistics, Inc.*	5,402,456
793,200	Online Resources Corp.*	2,125,776
605,550	Sapient Corp.	7,484,598
		15,012,830
Semiconductors & Semiconductor Equipment - 4.2%
67,450	Hittite Microwave Corp.*	3,547,870
210,600	Power Integrations, Inc.	7,503,678
109,800	Silicon Laboratories, Inc.*	4,693,950
		15,745,498
Software - 7.0%
121,050	CommVault Systems, Inc.*	5,154,309
90,450	Informatica Corp.*	4,115,475
66,750	Pegasystems, Inc.	2,522,483
108,750	QLIK Technologies, Inc.*	3,106,987
382,300	Solarwinds, Inc.*	11,033,178
		25,932,432
		101,577,233

Shares		Value
Materials - 4.7%
Chemicals - 2.8%
194,500	Balchem Corp.	$ 7,171,215
113,200	Intrepid Potash, Inc.*	3,150,356
		10,321,571
Metals & Mining - 1.9%
148,650	Schnitzer Steel Industries,
	Inc. Class A	6,956,820
		17,278,391
Telecommunication Services - 2.0%
Diversified Telecommunication Services - 2.0%
456,900	Cogent Communications
	Group, Inc.*	7,333,245

Total Investment in Common Stocks - 95.5%
(Identified cost, $302,722,630)		354,762,273

Short-Term Investment - 4.7%
17,549,302	State Street Institutional U.S.
	Government Money
	Market Fund
(Identified cost, $17,549,302)		17,549,302

Total Investments - 100.2%
(Identified cost, $320,271,932)		372,311,575

Liabilities in Excess of
Other Assets - (0.2)%		(910,132)

Net Assets - 100%		$371,401,443

*	Non-income producing security
ADR	American Depositary Receipt

See notes to financial statements.

CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND
STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 2011

Assets:
Investments, at value (Note 1A) (Identified cost of $320,271,932)	$372,311,575
Dividends receivable	3,028
Receivable for investments sold	1,766,703
Receivable for Fund shares sold	788,211
Prepaid expenses	9,107
Total Assets	374,878,624

Liabilities:
Payable to Affiliates:
Investment adviser fee (Note 4)	280,224
Administration fees (Note 5)	271
Distribution and service fees (Note 6)	30,474
Accrued expenses and other liabilities	174,689
Payable for investments purchased	2,659,984
Payable for Fund shares repurchased	331,539
Total Liabilities	3,477,181

Net Assets	$371,401,443

At October 31, 2011, net assets consisted of:
Paid-in capital	$396,698,816
Accumulated net realized loss on investments	(77,337,016)
Unrealized appreciation in value of investments	52,039,643
Net assets applicable to outstanding capital stock	$371,401,443

Net Assets consist of:
Institutional shares	$254,723,553
Investor shares	$116,677,890
Shares Outstanding consist of (Note 2):
Institutional shares	10,654,802
Investor shares	5,019,132

Net Asset Value Per Share
(Represents both the offering and redemption price*)
Institutional shares	$23.91
Investor shares	$23.25

*
In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by each share class of the Fund for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

See notes to financial statements.

CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND
STATEMENT OF OPERATIONS - YEAR ENDED OCTOBER 31, 2011

Investment Income:
Dividends (net of foreign withholding tax of $7,256)	$2,154,883
Other income	773,804
Total investment income	2,928,687

Expenses:
Investment adviser fee (Note 4)	3,732,479
Non-interested trustees’ remuneration	169,174
Transfer agent
Institutional Shares	58,797
Investor Shares	226,999
Custodian	79,512
Insurance	29,680
Professional fees	100,167
Registration	26,253
Distribution and service fees (Note 6)	240,249
Printing and other expenses	130,513
Total expenses	4,793,823

Net investment loss	(1,865,136)
Realized and unrealized gain/(loss) on investments:
Net realized gain from investment transactions	79,336,385
Decrease in unrealized appreciation on investments	(29,175,691)
Net realized and unrealized gain on investments	50,160,694
Net increase in net assets resulting from operations	$48,295,558

See notes to financial statements.

CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND
STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE)	Year Ended	Year Ended
IN NET ASSETS:	October 31, 2011	October 31, 2010
Operations:
Net investment loss	$(1,865,136)	$(1,106,577)
Net realized gain from investment transactions	79,336,385	40,471,216
Change in net unrealized appreciation on investments	(29,175,691)	40,930,084
Net increase in net assets resulting from operations	48,295,558	80,294,723

Capital share transactions - net (Note 2)	(18,974,857)	(46,355,327)
Redemption fees	32,775	4,353
Total increase	29,353,476	33,943,749

Net Assets:
Beginning of year	342,047,967	308,104,218
End of year	$371,401,443	$342,047,967

See notes to financial statements.

CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND
FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of period	$20.99	$16.34	$14.62	$26.13	$25.74
Income/(loss) from Investment Operations:
Net investment loss(a)	(0.09)	(0.05)	(0.01)	(0.12)	0.00 †
Net realized and unrealized gain/(loss) on investments	3.01	4.70	1.73	(9.00)	2.75
Total income/(loss) from investment operations	2.92	4.65	1.72	(9.12)	2.75
Less Distributions From:
Net investment income	(0.00)	(0.00)	(0.00)	(0.10)	(0.35)
Tax return of capital	(0.00)	(0.00)	(0.00)	(0.19)	(0.00)
Net realized gain on investment transactions	(0.00)	(0.00)	(0.00)	(2.10)	(2.01)
Total distributions	(0.00)	(0.00)	(0.00)	(2.39)	(2.36)
Redemption fees	0.00 †	0.00 †	0.00 †	0.00 †	0.00 †
Net Asset Value, end of period	$23.91	$20.99	$16.34	$14.62	$26.13
Total Return	13.86%	28.52%	11.69%	(38.24)%	11.61%
Ratios and supplemental data
Net assets, end of period (000 omitted)	$254,724	$249,429	$216,295	$262,793	$575,027
Ratio of expenses to average net assets	1.11%	1.13%	1.14%	1.11%	1.08%
Ratio of net investment loss to
average net assets	(0.37)%	(0.25)%	(0.08)%	(0.57)%	0.02%
Portfolio Turnover Rate	75%	85%	133%	104%	100%

(a)	Calculated based on average shares outstanding during the period.
†	Amount represents less than $0.005 per share.

See notes to financial statements.

CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND
FINANCIAL HIGHLIGHTS - INVESTOR SHARES
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of period	$20.49	$16.00	$14.37	$25.72	$25.40
Income/(loss) from Investment Operations:
Net investment loss(a)	(0.17)	(0.11)	(0.07)	(0.20)	(0.06)
Net realized and unrealized gain/(loss) on investments	2.92	4.60	1.70	(8.86)	2.71
Total income/(loss) from investment operations	2.75	4.49	1.63	(9.06)	2.65
Less Distributions From:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.32)
Tax return of capital	(0.00)	(0.00)	(0.00)	(0.19)	(0.00)
Net realized gain on investment transactions	(0.00)	(0.00)	(0.00)	(2.10)	(2.01)
Total distributions	(0.00)	(0.00)	(0.00)	(2.29)	(2.33)
Redemption fees	0.01	0.00 †	0.00 †	0.00 †	0.00 †
Net Asset Value, end of period	$23.25	$20.49	$16.00	$14.37	$25.72

Total Return	13.47%	28.06%	11.27%	(38.49)%	11.34%
Ratios and supplemental data
Net assets, end of period (000 omitted)	$116,678	$92,618	$91,809	$102,252	$257,750
Ratio of expenses to average net assets	1.48%	1.50%	1.53%	1.50%	1.36%
Ratio of net investment loss to average net assets	(0.71)%	(0.61)%	(0.47)%	(0.96)%	(0.24)%
Portfolio Turnover Rate	75%	85%	133%	104%	100%

(a)	Calculated based on average shares outstanding during the period.
†	Amount represents less than $0.005 per share.

See notes to financial statements.

CENTURY FUNDS

This Page Intentionally Left Blank.

CENTURY SHARES TRUST

PORTFOLIO OF INVESTMENTS – AS OF OCTOBER 31, 2011

Shares		Value
COMMON STOCK - 98.4%
Consumer Discretionary - 15.8%
Household Durables - 4.3%
113,650	Tempur-Pedic International, Inc.*	$ 7,735,019

Internet & Catalog Retail - 0.7%
5,800	Amazon.com, Inc.*	1,238,358

Media - 3.9%
269,750	CBS Corp. Class B	6,962,248

Specialty Retail - 6.9%
67,650	O’Reilly Automotive, Inc.*	5,144,782
88,500	Tiffany & Co.	7,056,105
		12,200,887
		28,136,512
Consumer Staples - 6.1%
Food & Staples Retailing - 3.3%
70,550	Costco Wholesale Corp.	5,873,287

Food Products - 2.8%
102,350	McCormick & Co.Inc.	4,970,116
		10,843,403
Energy - 8.4%
Oil, Gas & Consumable Fuels - 8.4%
52,600	Chevron Corp.	5,525,630
74,850	ConocoPhillips	5,213,302
53,550	Exxon Mobil Corp.	4,181,720
		14,920,652

Financials - 4.2%
Commercial Banks - 1.3%
68,450	CIT Group, Inc.*	2,385,483

Insurance - 2.9%
4	Berkshire Hathaway, Inc. Class A*	467,800
87,650	Prudential Financial, Inc.	4,750,630
		5,218,430
		7,603,913

Shares		Value
Health Care - 11.6%
Biotechnology - 4.6%
121,300	Alexion Pharmaceuticals, Inc.*	$ 8,188,963

Health Care Equipment & Supplies - 2.8%
195,000	CareFusion Corp.*	4,992,000

Health Care Providers & Services - 4.2%
96,700	Cardinal Health, Inc.	4,280,909
69,850	Express Scripts, Inc.*	3,194,240
		7,475,149
		20,656,112
Industrials - 15.1%
Aerospace & Defense - 4.0%
58,450	Goodrich Corp.	7,167,723

Construction & Engineering - 3.2%
154,350	Chicago Bridge & Iron Co. NV	5,646,123

Machinery - 1.7%
71,950	Timken Co.	3,030,534

Road & Rail - 2.8%
225,350	CSX Corp.	5,005,024

Trading Companies & Distributors - 3.4%
157,600	Fastenal Co.	6,002,984
		26,852,388
Information Technology - 30.7%
Communications Equipment - 6.0%
54,750	F5 Networks, Inc.*	5,691,263
99,400	QUALCOMM, Inc.	5,129,040
		10,820,303
Computers & Peripherals - 8.5%
24,850	Apple, Inc.*	10,058,783
206,350	EMC Corp.*	5,057,638
		15,116,421

See notes to financial statements.

CENTURY FUNDS

CENTURY SHARES TRUST (CONTINUED)
PORTFOLIO OF INVESTMENTS – AS OF OCTOBER 31, 2011

Shares		Value
Information Technology (Continued)
Internet Software & Services - 2.8%
8,400	Google, Inc. Class A*	$ 4,978,176

IT Services - 6.9%
68,300	Cognizant Technology Solutions
	Corp. Class A*	4,968,825
21,200	MasterCard, Inc. Class A	7,361,488
		12,330,313
Software - 6.5%
166,300	Adobe Systems, Inc.*	4,890,883
204,000	Oracle Corp.	6,685,080
		11,575,963
		54,821,176
Materials - 2.7%
Chemicals - 2.7%
146,700	LyondellBasell Industries
	NV Class A	4,820,562

Telecommunication Services - 3.8%
Wireless Telecommunication Services - 3.8%
323,700	MetroPCS Communications, Inc.*	2,751,450
170,850	NII Holdings, Inc.*	4,020,101
		6,771,551
Total Investment in Common Stocks - 98.4%
(Identified cost, $136,122,844)		175,426,269

Short-Term Investment - 1.7%
2,932,962	State Street Institutional U.S.
	Government Money
	Market Fund
(Identified cost, $2,932,962)		2,932,962

Value
Total Investments - 100.1%
(Identified cost, $139,055,806)	$178,359,231

Liabilities in Excess of
Other Assets - (0.1)%	(158,184)

Net Assets - 100%	$178,201,047

* Non-income producing security

See notes to financial statements.

CENTURY FUNDS

CENTURY SHARES TRUST
STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 2011

Assets:
Investments, at value (Note 1A) (Identified cost of $139,055,806)	$178,359,231
Dividends receivable	86,899
Receivable for Fund shares sold	3,877
Prepaid expenses	3,416
Total Assets	178,453,423

Liabilities:
Payable to Affiliates:
Investment adviser fee (Note 4)	115,262
Administration fees (Note 5)	14,408
Accrued expenses and other liabilities	106,144
Payable for Fund shares repurchased	16,562
Total Liabilities	252,376

Net Assets	$178,201,047
At October 31, 2011, net assets consisted of:
Paid-in capital	$120,726,081
Accumulated undistributed net realized gains on investments	18,171,541
Unrealized appreciation in value of investments	39,303,425
Net assets applicable to outstanding capital stock	$178,201,047
Net Assets consist of:
Institutional shares	$178,201,047
Shares Outstanding consist of (Note 2):
Institutional shares	8,625,480

Net Asset Value Per Share
(Represents both the offering and redemption price*)
Institutional shares	$20.66

*
In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by the Fund for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

See notes to financial statements.

CENTURY FUNDS

CENTURY SHARES TRUST
STATEMENT OF OPERATIONS - YEAR ENDED OCTOBER 31, 2011

Investment Income:
Dividends (net of foreign withholding tax of $8,528)	$1,883,006
Total investment income	1,883,006

Expenses:
Investment adviser fee (Notes 4 and 7)	1,467,318
Non-interested trustees' remuneration	76,407
Transfer agent
Institutional shares	112,278
Investor shares	6,684
Custodian	52,184
Administration fees (Note 5)	183,415
Insurance	15,410
Professional fees	77,089
Registration	24,213
Printing and other expenses	57,263
Total expenses	2,072,261
Adviser reimbursements (Note 7)	(2,341)
Net expenses	2,069,920

Net investment loss	(186,914)

Realized and unrealized gain/(loss) on investments:
Net realized gain from investment transactions	18,620,958
Decrease in unrealized appreciation on investments	(1,153,307)
Net realized and unrealized gain on investments	17,467,651
Net increase in net assets resulting from operations	$17,280,737

See notes to financial statements.

CENTURY FUNDS

CENTURY SHARES TRUST
STATEMENT OF CHANGES IN NET ASSETS

INCREASE/(DECREASE)	Year Ended	Year Ended
IN NET ASSETS:	October 31, 2011	October 31, 2010
Operations:
Net investment loss	$(186,914)	$(85,141)
Net realized gain on investment transactions	18,620,958	20,112,837
Change in net unrealized appreciation	(1,153,307)	7,033,491
Net increase in net assets resulting from operations	17,280,737	27,061,187

Distributions to shareholders from:
Net investment income
Institutional shares	(51,630)	(47,060)
Net realized gain from investment transactions
Institutional shares	(7,888,685)	—
Investor shares	(73,860)	—

Capital share transactions - net (Note 2)	(9,736,363)	(15,968,796)
Redemption fees	424	43
Total increase/(decrease)	(469,377)	11,045,374

Net Assets:
Beginning of year	178,670,424	167,625,050
End of year	$178,201,047	$178,670,424

See notes to financial statements.

CENTURY FUNDS

CENTURY SHARES TRUST
FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES
		Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of period	$19.65	$16.84	$15.51	$29.52	$35.69
Income/(loss) from Investment Operations:
Net investment income/(loss)(a)	(0.02)	(0.01)	0.00 †	(0.01)	0.16
Net realized and unrealized gain/(loss) on investments	1.93	2.82	1.36	(7.44)	2.95
Total income/(loss) from investment operations	1.91	2.81	1.36	(7.45)	3.11
Less Distributions From:
Net investment income	(0.01)	(0.00)†	(0.03)	(0.30)	(0.43)
Net realized gain on investment transactions	(0.89)	(0.00)	(0.00)	(6.26)	(8.85)
Total distributions	(0.90)	(0.00)†	(0.03)	(6.56)	(9.28)
Redemption fees	0.00 †	0.00 †	0.00 †	0.00 †	0.00 †
Net Asset Value, end of period	$20.66	$19.65	$16.84	$15.51	$29.52

Total return	9.79%	16.72%	8.59%	(32.31)%	11.86%
Ratios and supplemental data
Net assets, end of period (000 omitted)	$178,201	$177,042	$166,574	$168,199	$287,670
Ratio of expenses to average net assets	1.13%	1.15%	1.20%	1.17%	1.10%
Ratio of net investment income/(loss) to average
net assets	(0.10)%	(0.05)%	0.03%	(0.02)%	0.56%
Portfolio Turnover Rate	72%	67%	79%	91%	38%

(a)	Calculated based on average shares outstanding during the period.
†	Amount represents less than $0.005 per share.

See notes to financial statements.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS – AS OF OCTOBER 31, 2011

Shares		Value
COMMON STOCK - 93.4%
Consumer Discretionary - 16.0%
Hotels, Restaurants & Leisure - 3.8%
2,300	Buffalo Wild Wings, Inc.*	$ 152,306
8,500	Texas Roadhouse, Inc.	121,805
		274,111
Household Durables - 3.8%
2,350	Tempur-Pedic International, Inc.*	159,941
2,050	Tupperware Brands Corp.	115,907
		275,848
Multiline Retail - 1.9%
1,750	Dollar Tree, Inc.*	139,930

Specialty Retail - 5.6%
10,700	Chico’s FAS, Inc.	132,252
2,650	DSW, Inc. Class A	138,701
1,850	O’Reilly Automotive, Inc.*	140,692
		411,645
Textiles, Apparel & Luxury Goods - 0.9%
1,200	lululemon Athletica, Inc.*	67,776
		1,169,310
Consumer Staples - 4.6%
Food & Staples Retailing - 1.8%
3,700	United Natural Foods, Inc.*	135,087

Food Products - 0.7%
800	Diamond Foods, Inc.	52,600

Personal Products - 2.1%
2,450	Herbalife Ltd.	152,782
		340,469
Energy - 6.1%
Energy Equipment & Services - 4.1%
1,150	CARBO Ceramics, Inc.	156,227
2,250	Dril-Quip, Inc.*	146,475
		302,702
Oil, Gas & Consumable Fuels - 2.0%
3,050	Whiting Petroleum Corp.*	141,978
		444,680

Shares		Value
Financials - 4.0%
Diversified Financial Services - 2.0%
4,150	Moody’s Corp.	$ 147,284

Real Estate Investment Trusts (REITs) - 2.0%
1,000	Essex Property Trust, Inc.	142,760
		290,044
Health Care - 19.5%
Biotechnology - 1.8%
2,000	Alexion Pharmaceuticals, Inc.*	135,020

Health Care Equipment & Supplies - 7.6%
5,100	CareFusion Corp.*	130,560
5,250	Cyberonics, Inc.*	151,200
2,800	Sirona Dental Systems, Inc.*	134,120
2,000	The Cooper Cos., Inc.	138,600
		554,480
Health Care Providers & Services - 4.3%
1,850	Catalyst Health Solutions, Inc.*	101,694
4,500	Coventry Health Care, Inc.*	143,145
950	MWI Veterinary Supply, Inc.*	71,725
		316,564
Health Care Technology - 1.4%
5,200	Allscripts Healthcare Solutions, Inc.*	99,580

Pharmaceuticals - 4.4%
4,000	Questcor Pharmaceuticals, Inc.*	162,440
4,600	Salix Pharmaceuticals Ltd.*	157,573
		320,013
		1,425,657
Industrials - 15.1%
Aerospace & Defense - 2.1%
4,100	BE Aerospace, Inc.*	154,693

Electrical Equipment - 3.9%
1,850	Roper Industries, Inc.	150,035
4,450	Sensata Technologies Holding NV*	133,233
		283,268

See notes to financial statements.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND (CONTINUED)

PORTFOLIO OF INVESTMENTS – AS OF OCTOBER 31, 2011

Shares		Value
Industrials (Continued)
Machinery - 6.9%
3,300	AGCO Corp.*	$ 144,639
2,600	Chart Industries, Inc.*	146,926
900	Gardner Denver, Inc.	69,597
3,750	Kennametal, Inc.	145,837
		506,999
Road & Rail - 2.2%
2,550	Kansas City Southern*	161,084
		1,106,044
Information Technology - 24.6%
Communications Equipment - 5.1%
1,450	Acme Packet, Inc.*	52,504
1,700	F5 Networks, Inc.*	176,715
5,200	Riverbed Technology, Inc.*	143,416
		372,635
Electronic Equipment, Instruments &
Components - 0.9%
1,200	IPG Photonics Corp.*	63,432

Internet Software & Services - 3.3%
2,550	Akamai Technologies, Inc.*	68,697
2,150	LogMeIn, Inc.*	87,441
2,000	OpenTable, Inc.*	87,720
		243,858
IT Services - 5.6%
6,100	Cardtronics, Inc.*	152,073
2,100	Syntel, Inc.	102,690
3,700	VeriFone Systems, Inc.*	156,177
		410,940
Semiconductors & Semiconductor Equipment - 2.0%
4,200	Power Integrations, Inc.	149,646

Software - 7.7%
2,800	ANSYS, Inc.*	152,208
3,450	Pegasystems, Inc.	130,375
2,950	QLIK Technologies, Inc.*	84,282
6,850	Solarwinds, Inc.*	197,691
		564,556
		1,805,067

Shares		Value
Materials - 1.7%
Chemicals - 1.7%
4,600	Intrepid Potash, Inc.*	$ 128,018

Telecommunication Services - 1.8%
Diversified Telecommunication Services - 1.8%
2,200	AboveNet, Inc.	130,570

Total Investment in Common Stocks - 93.4%
(Identified cost, $6,486,741)		6,839,859

Short-Term Investment - 2.5%
182,447	State Street Institutional
	U.S. Government Money
	Market Fund
(Identified cost, $182,447)		182,447

Total Investments - 95.9%
(Identified cost, $6,669,188)		7,022,306

Other Assets in Excess
	of Liabilities - 4.1%	301,142

Net Assets - 100%		$ 7,323,448

* Non-income producing security

See notes to financial statements.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 2011

Assets:
Investments, at value (Note 1A) (Identified cost of $6,669,188)	$7,022,306
Dividends receivable	327
Receivable for investments sold	131,526
Receivable for Fund shares sold	363,000
Receivable from investment adviser	15,196
Prepaid expenses	143
Total Assets	7,532,498

Liabilities:
Payable to Affiliates:
Investment advisor fee (Note 4)	4,432
Administration fees (Note 5)	554
Accrued expenses and other liabilities	46,891
Payable for investments purchased	157,173
Total Liabilities	209,050

Net Assets	$7,323,448

At October 31, 2011, net assets consisted of:
Paid-in capital	$7,507,779
Accumulated net realized loss on investments	(537,449)
Unrealized appreciation in value of investments	353,118
Net assets applicable to outstanding capital stock	$7,323,448

Net Assets consist of:
Institutional shares	$7,323,448
Shares Outstanding consist of (Note 2):
Institutional shares	686,369

Net Asset Value Per Share
(Represents both the offering and redemption price*)
Institutional shares	$10.67

*
In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by the Fund for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

See notes to financial statements.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND
STATEMENT OF OPERATIONS - FOR THE PERIOD ENDED* OCTOBER 31, 2011

Investment Income:
Dividends	$21,895
Total investment income	21,895
Expenses:
Investment adviser fee (Notes 4 and 7)	38,034
Non-interested trustees' remuneration	2,462
Transfer agent	12,962
Custodian	57,683
Administration fees (Note 5)	4,754
Insurance	152
Professional fees	31,305
Registration	21,650
Printing and other expenses	3,354
Total expenses	172,356

Adviser reimbursements (Note 7)	(120,059)
Net expenses	52,297

Net investment loss	(30,402)

Realized and unrealized gain/(loss) on investments:
Net realized loss from investment transactions	(537,714)
Increase in unrealized appreciation on investments	353,118
Net realized and unrealized loss on investments	(184,596)
Net decrease in net assets resulting from operations	$(214,998)

* For the period from the Fund’s inception, November 17, 2010, to October 31, 2011.

See notes to financial statements.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended
INCREASE/(DECREASE)	October 31,
IN NET ASSETS:	2011(a)
Operations:
Net investment loss	$(30,402)
Net realized loss on investment transactions	(537,714)
Change in net unrealized appreciation	353,118
Net decrease in net assets resulting from operations	(214,998)

Capital share transactions - net (Note 2)	7,538,090
Redemption fees	356
Total increase	7,323,448

Net Assets:
Beginning of period	0
End of period	$7,323,448

(a) For the period from the Fund’s inception, November 17, 2010, to October 31, 2011.

See notes to financial statements.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

	For the Period Ended
	October 31,
	2011(a)
Net Asset Value, beginning of period	$10.00
Income/(loss) from Investment Operations:
Net investment loss(b)	(0.07)
Net realized and unrealized gain on investments	0.74
Total income from investment operations	0.67
Redemption fees	0.00	†
Net Asset Value, end of period	$10.67
Total Return	6.70%	**
Ratios and supplemental data
Net assets, end of period (000 omitted)	$7,323
Ratio of expenses to average net assets	1.10%	*
Ratio of expenses to average net assets without
giving effect to contractual expense agreement	3.62%	*
Ratio of net investment loss to average net assets	(0.64)%	*
Portfolio Turnover Rate	119%	**

(a)	For the period from the Fund’s inception, November 17, 2010, to October 31, 2011.
(b)	Calculated based on average shares outstanding during the period.
†	Amount represents less than $0.005 per share.
**	Not annualized
*	Annualized

See notes to financial statements.

CENTURY FUNDS

NOTES TO FINANCIAL STATEMENTS

(1)      SIGNIFICANT ACCOUNTING POLICIES –– Century Capital Management Trust (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust. Century Shares Trust, Century Small Cap Select Fund and Century Growth Opportunities Fund (each a “Fund” and, collectively, the “Funds”) are diversified series of the Trust.The Century Growth Opportunities Fund commenced operations on November 17, 2010. The Century Growth Opportunities Fund seeks long-term capital growth by investing primarily in stocks of small and medium-sized U.S. companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The following are significant accounting policies consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States (GAAP).

A. Security Valuations –– Equity securities are valued at the last reported sale price or official closing price on the primary exchange or market on which they are traded, as reported by an independent pricing service. If no sale price or official closing price is reported, market value is generally determined based on quotes or closing prices obtained from a quotation reporting system, established market maker, or reputable pricing service. For unlisted securities and for exchange-listed securities for which there are no reported sales or official closing prices, fair value is generally determined using closing bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value each business day.

Under GAAP for fair value measurements, a three tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Funds’ investments carried at fair value:

	Quoted Prices	Significant
	In Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Century Shares Trust
Common Stock*	$175,426,269	$—	$—	$175,426,269
Money Market Funds	2,932,962	—	—	2,932,962
Total Investments	$178,359,231	$—	$—	$178,359,231
Century Small Cap Select Fund
Common Stock*	$354,762,273	$—	$—	$354,762,273
Money Market Funds	17,549,302	—	—	17,549,302
Total Investments	$372,311,575	$—	$—	$372,311,575

CENTURY FUNDS

	Quoted Prices	Significant
	In Active	Other	Significant
	Market for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Century Growth Opportunities Fund
Common Stock*	$6,839,859	$—	$—	$6,839,859
Money Market Funds	182,447	—	—	182,447
Total Investments	$7,022,306	$—	$—	$7,022,306

* At October 31, 2011 the Funds held investments in common stocks classified as Level 1, with corresponding major categories as shown on each Fund’s Portfolio of Investments.

B. Security Transactions –– Security transactions are recorded on a trade date basis. Gain or loss on sales is determined by the use of a specific identification method, for both financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds may invest in equity securities issued or guaranteed by companies organized and based in countries outside of the United States. These securities may be traded on foreign securities exchanges or in foreign over-the-counter markets. Foreign dividend income is recorded on ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and capital gain on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded daily on an accrual basis.

C. Use of Estimates –– The preparation of these financial statements in accordance with GAAP incorporates estimates made by management in determining the reported amounts of assets, liabilities, income and expenses of the Funds. Actual results could differ from those estimates.

D. Risks and Uncertainty — Century Small Cap Select Fund concentrates its investments in certain industries detailed in the Portfolio of Investments, which subjects the Fund to the risks associated with those industries and may result in greater fluctuation in share value than is experienced in more diversified portfolios. In addition, the Fund invests in smaller companies, which generally involves greater risk than investing in larger, more established companies.

Century Shares Trust may invest a significant portion of assets in a limited number of companies. As a result, the Fund may be more susceptible to financial, market and economic events affecting particular companies and therefore may experience greater price volatility than funds with more diversified portfolios.

Century Growth Opportunities Fund invests mainly in small-cap and mid-cap companies, which, historically, have been more volatile in price than the stocks of large-cap companies.

Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments.

At any given time, a significant portion of the assets of each Fund may be invested in securities of companies within the same market sector of the economy. Companies within the same sector often face similar issues and, consequently, may react similarly to changes in market conditions. If a Fund has a significant weighting in one or more sectors, it may be subject to more risk and price volatility.

E. Multiple Classes of Shares –– Century Small Cap Select Fund offers two classes of shares, which differ in their respective distribution and service fees. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Certain expense reductions may differ by class. Because transfer agent fees include a per account fee, each class differs with respect to transfer agent fees incurred.

CENTURY FUNDS

Prior to May 27, 2011, Century Shares Trust offered two classes of shares; however, effective as of that date, all 61,614 of the Fund’s issued and outstanding Investor Shares were converted to Institutional Shares and the Investor Shares class was closed.

F. Redemption Fees –– In general, shares of each Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by each share class of each Fund for the benefit of the Fund’s remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

G. Income Tax Information and Distributions to Shareholders –– Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and sufficient net investment income and net realized gains, if any, under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book and tax differences. Generally accepted accounting principles require that any distributions in excess of tax basis earnings and profits be reported in the financial statements as a tax return of capital.

In order to present undistributed (distributions in excess of) net investment income (“UNII”) and accumulated net realized loss (“Accumulated Loss”) more closely to its tax character, the following accounts for each Fund were increased (decreased):

	Paid-In		Accumulated
	Capital	UNII	gain/loss
Century Shares Trust	$—	$238,544	$(238,544)
Century Small Cap Select Fund	$(2,638,940)	$1,865,136	$773,804
Century Growth Opportunities Fund	$(30,667)	$30,402	$265

These reclassifications have no impact on net assets or the results of operations. The Funds had temporary book/tax differences primarily attributable to wash sales or portfolio securities and permanent book/tax differences primarily attributable to net operating losses. Temporary differences will reverse in a subsequent period.

The federal income tax cost of investments and tax-basis components of distributable earnings as of October 31, 2011 were as follows:

Century Shares Trust
Gross unrealized appreciation	$43,265,408
Gross unrealized depreciation	(3,961,983)
Unrealized net appreciation	$39,303,425

Cost for federal income tax purposes	$139,055,806

Undistributed ordinary income	$621,899
Undistributed capital gains	17,549,643
Unrealized appreciation	39,303,425
Total	$57,474,967

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

CENTURY FUNDS

The tax character of distributions paid were as follows:
	Year Ended October 31,
	2011	2010
Ordinary income
Institutional Shares	$51,630	$47,060

Long-term capital gain
Institutional Shares	$7,888,685	$—
Investor Shares	$73,860	$—

The federal income tax cost of investments and tax-basis components of distributable earnings as of October 31, 2011 were as follows:

Century Small Cap Select Fund
Gross unrealized appreciation	$77,489,122
Gross unrealized depreciation	(25,884,847)
Unrealized net appreciation	$51,604,275

Cost for federal income tax purposes	$320,707,300

Capital loss carryforward	$(76,901,648)
Unrealized appreciation	51,604,275
Total	$(25,297,373)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

As of October 31, 2011, the Fund had a capital loss carryforward of $76,901,648 which will expire on October 31, 2017. This carry-forward may be used to offset future capital gains to the extent provided by regulations.

During the year ended October 31, 2011 the Fund utilized a net capital loss carryforward of $79,934,430.

The Fund did not pay any distributions for the years ended October 31, 2011 and 2010.

The federal income tax cost of investments and tax-basis components of distributable earnings as of October 31, 2011 were as follows:

Century Growth Opportunities Fund
Gross unrealized appreciation	$550,273
Gross unrealized depreciation	(232,589)
Unrealized net appreciation	$317,684

Cost for federal income tax purposes	$6,704,622

Capital loss carryforward	$(502,015)
Unrealized appreciation	317,684
Total	$(184,331)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and real estate investment trust basis adjustments.

As of October 31, 2011, the Fund had a capital loss carryforward of $502,015 which will expire on October 31, 2019.This carryforward may be used to offset future capital gains to the extent provided by regulations.

The Fund did not pay any distributions for the year ended October 31, 2011.

CENTURY FUNDS

As of October 31, 2011, the Funds had no uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010 remain subject to examination by the Internal Revenue Service.

H. Indemnifications — In the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

(2)      TRANSACTIONS IN SHARES

Century Shares Trust –– The number of authorized shares is unlimited. Transactions in each class of shares were as follows:

	Year Ended October 31, 2011
	Institutional Shares		Investor Shares
	Shares	Amount	Shares	Amount
Sold	187,391	$3,869,392	5,111	$105,667
Issued to shareholders in reinvestment of
distributions from:
Net investment income and capital gains	348,040	7,019,974	3,523	70,955
	535,431	10,889,366	8,634	176,622
Repurchased	(978,916)	(20,173,913)	(29,936)	(628,438)
Shares converted*	61,436	1,331,322	(61,614)	(1,331,322)
Net increase (decrease)	(382,049)	$(7,953,225)	(82,916)	$(1,783,138)
* On May 27, 2011, all 61,614 Investor Shares converted into Institutional Shares and the Investor Shares class was closed.

	Year Ended October 31, 2010
	Institutional Shares		Investor Shares
	Shares	Amount	Shares	Amount
Sold.	173,736	$3,164,426	34,109	$654,481
Issued to shareholders in reinvestment of
distributions from:
Net investment income	2,175	39,358	—	—
	175,911	3,203,784	34,109	654,481
Repurchased	(1,062,442)	(19,576,908)	(13,509)	(250,153)
Net increase (decrease)	(886,531)	$(16,373,124)	20,600	$404,328

Century Small Cap Select Fund –– The number of authorized shares is unlimited. Transactions in each class of shares were as follows:

	Year Ended October 31, 2011
	Institutional Shares		InvestorShares
	Shares	Amount	Shares	Amount
Sold	2,529,433	$61,015,656	2,015,598	$48,942,430
Repurchased	(3,756,263)	(93,461,220)	(1,517,651)	(35,471,723)
Net increase (decrease)	(1,226,830)	$(32,445,564)	497,947	$13,470,707

CENTURY FUNDS

	Year Ended October 31, 2010
	Institutional Shares		Investor Shares
	Shares	Amount	Shares	Amount
Sold	2,490,612	$44,991,279	524,604	$9,706,292
Repurchased	(3,847,595)	(69,892,481)	(1,740,681)	(31,160,417)
Net (decrease)	(1,356,983)	$(24,901,202)	(1,216,077)	$(21,454,125)

Century Growth Opportunities Fund –– The number of authorized shares is unlimited. Transactions were as follows:

	The Period Ended October 31, 2011*
	Institutional Shares
	Shares	Amount
Sold	712,248	$7,820,330
Repurchased	(25,879)	(282,240)
Net increase	686,369	$7,538,090

* For the period from the Fund’s inception, November 17, 2010 to October 31, 2011.

(3)      INVESTMENT SECURITIES TRANSACTIONS

Century Shares Trust purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $130,440,702 and $143,855,482, respectively, during the year ended October 31, 2011.

Century Small Cap Select Fund purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $283,678,200 and $310,246,572, respectively, during the year ended October 31, 2011.

Century Growth Opportunities Fund purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $12,456,201 and $5,431,746, respectively, for the period from November 17, 2010 (the Fund’s inception date) through October 31, 2011.

(4)      INVESTMENT ADVISER FEE

Century Shares Trust: The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with Century Capital Management, LLC (“CCM”) pursuant to which CCM provides an investment program for Century Shares Trust. Under the Agreement, the Fund pays a management fee based on the Fund’s average daily net assets computed at the following annual rates: 0.80% of the first $500 million and 0.70% of the amounts exceeding $500 million.

Century Small Cap Select Fund: The Trust has entered into an Investment Advisory and Management Services Agreement (the “Agreement”) with CCM pursuant to which CCM provides investment advisory, management and administrative services to Century Small Cap Select Fund. Under the Agreement, the Fund pays a monthly management fee at the annual rate of 0.95% of the Fund’s average daily net assets.

Century Growth Opportunities Fund: The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with CCM pursuant to which CCM provides investment advisory services to Century Growth Opportunities Fund. Under the Agreement, the Fund pays a management fee based on the Fund’s average daily net assets computed at the following annual rates: 0.80% of the first $500 million and 0.75% thereafter.

CENTURY FUNDS

(5)      ADMINISTRATION FEES

Century Shares Trust: The Trust has entered into an Administration Agreement with CCM pursuant to which CCM provides certain administrative services to Century Shares Trust at the annual rate of 0.10% of the Fund’s average daily net assets.

Century Small Cap Select Fund: Per the Investment Advisory and Management Services Agreement between the Trust and CCM, Century Small Cap Select Fund reimburses CCM for expenses associated with having the adviser’s personnel perform shareholder service functions and certain financial, accounting, administrative and clerical services.

Century Growth Opportunities Fund: The Trust has entered into an Administration Agreement with CCM pursuant to which CCM provides certain administrative services to Century Growth Opportunities Fund at the annual rate of 0.10% of the Fund’s average daily net assets.

CCM has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (“State Street”) pursuant to which State Street provides certain administrative services to each Fund on behalf of CCM. CCM pays State Street a sub-administration fee for sub-administration services provided to each Fund.

(6)      DISTRIBUTION AND SERVICE FEES –– The Trust has adopted Distribution and Service Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of Century Shares Trust and Century Small Cap Select Fund. The Plans authorize each Fund to pay up to 0.25% of the average daily net assets of the Funds’ Investor Shares class for distribution and shareholder services. The Plans may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor Shares.

The Rule 12b-1 Plan for Century Shares Trust was terminated following the conversion of the Fund’s Investor Shares to Institutional Shares.

The Trust has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing such services. Certain services would be provided by the Funds if the shares of each customer were registered directly with the Funds’ transfer agent. Each Fund pays a portion of the intermediary fees attributable to shares of the Fund not exceeding the estimated expense the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary accounts.

(7)      ADVISER REIMBURSEMENTS

Century Shares Trust: CCM contractually agreed to limit the operating expenses of the Century Shares Trust Investor Shares to 1.45% through February 28, 2012. However, effective May 27, 2011, all the issued and outstanding Investor Shares were converted to Institutional Shares and the Investor Shares class was closed.

Century Growth Opportunities Fund: CCM contractually agreed to limit the operating expenses of Century Growth Opportunity Fund to 1.10% of average daily net assets through February 28, 2012.

CCM may, out of its own resources and without additional cost to the Funds or their shareholders, provide compensation to certain financial intermediaries, such as broker-dealers and financial advisors, in connection with the sale of shares of the Funds or the provision of services to Fund shareholders. For example, such compensation may be paid to an intermediary for providing access to a third party platform, such as a mutual fund supermarket, or for providing services to shareholders who invest via such a platform. This compensation is in addition to any distribution and service fees paid by the Funds pursuant to a Rule 12b-1 Plan and in addition to subtransfer agency fees paid by the Funds.

(8)      SUBSEQUENT EVENTS - In preparing the financial statements as of October 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.
 CENTURY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Century Capital Management Trust and Shareholders of Century Shares Trust, Century Small Cap Select Fund and Century Growth Opportunities Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Century Shares Trust and Century Small Cap Select Fund, each a series of Century Capital Management Trust (the “Trust”), as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Century Growth Opportunities Fund, a series of the Trust, as of October 31, 2011, and the related statements of operations, changes in net assets and the financial highlights for the period from inception, November 17, 2010, to October 31, 2011. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Century Shares Trust, Century Small Cap Select Fund and Century Growth Opportunities Fund as of October 31, 2011, and the results of operations of Century Shares Trust and Century Small Cap Select Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the results of operations, changes in its net assets, and the financial highlights of Century Growth Opportunities Fund for the period from inception, November 17, 2010, to October 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

December 19, 2011

CENTURY FUNDS

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including redemption fees, and (2) ongoing costs, including management fees, distribution and service fees (in the case of Investor Shares of both Funds) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare those costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period ended October 31, 2011.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10.00 that is charged once a year may apply for certain IRA accounts. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Century Shares Trust			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	Six Months Ending
	May 1, 2011	October 31, 2011	October 31, 2011
Based on Actual Fund Return
Institutional Shares	$1,000.00	$935.30	$5.46

Based on Hypothetical 5% Yearly Return before expenses
Institutional Shares	$1,000.00	$1,019.56	$5.70

*
The Fund's annualized expense ratio is 1.12%. The dollar amounts shown as “Expenses Paid” are equal to the annual expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (184) divided by 365.

CENTURY FUNDS

Century Small Cap Select Fund			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	Six Months Ending
	May 1, 2011	October 31, 2011	October 31, 2011
Based on Actual Fund Return
Institutional Shares	$1,000.00	$874.20	$5.29
Investor Shares	$1,000.00	$872.70	$7.32

Based on Hypothetical 5% Yearly Return before expenses
Institutional Shares	$1,000.00	$1,019.56	$5.70
Investor Shares	$1,000.00	$1,017.39	$7.88

*
The Fund’s annualized expense ratios are 1.12% for Institutional Shares and 1.55% for Investor Shares. The dollar amounts shown as “Expenses Paid” are equal to the annual expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (184) divided by 365.

Century Growth Opportunities Fund			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	Six Months Ending
	May 1, 2011	October 31, 2011	October 31, 2011
Based on Actual Fund Return
Institutional Shares	$1,000.00	$913.50	$5.31

Based on Hypothetical 5% Yearly Return before expenses
Institutional Shares	$1,000.00	$1,019.66	$5.60

*
The Fund’s annualized expense ratio (net of reimbursements) is 1.10%. The dollar amounts shown as “Expenses Paid” are equal to the annual expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (184) divided by 365.

CENTURY FUNDS

TAX INFORMATION
(Unaudited)

The following information represents the tax status of dividends and distributions paid by the Funds during the fiscal year ended October 31, 2011. This information is presented to meet regulatory requirements and no current action on your part is required.

Century Shares Trust

For Federal Income Tax purposes, the Fund designates $51,630, or the maximum amount allowable as qualified dividend income for purposes of Internal Revenue Code Section 1(h)(11).

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $7,962,545 as long-term capital gain distribution of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns.

CENTURY FUNDS

MANAGEMENT OF THE FUNDS

The following table provides certain information regarding the Trustees and officers of Century Shares Trust, Century Small Cap Select Fund and Century Growth Opportunities Fund as of October 31, 2011. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o Century Capital Management, 100 Federal Street, 29th Floor, Boston, Massachusetts 02110. Each Trustee’s term of office continues until the Trustee retires, resigns or is removed in accordance with the Declaration of Trust or until the next shareholders’ meeting called for the purpose of electing Trustees and until the election and qualification of a successor.

		No. of
		Portfolios
		in
Name, Year of Birth,		Fund
Position(s) held with Trust	Principal Occupation During Past 5 Years	Complex
and Length of Service	And Other Directorships Held	Overseen

William Gray (1952)	Senior Advisor, The Blackstone Group (private equity firm); Special	3
Trustee, 2006 to present	Advisor, Chi & Partners (advertising firm). Formerly, Vice Chairman,
	Ogilvy & Mather Group, NA (advertising firm) (retired 2010). Other
	Directorships: American Red Cross of Greater New York, (Chairman
	2002-2008, Member since 1996); The New York Public Library;
	Wakeman Boys & Girls Club; First Tee of Connecticut.

Laura A. Johnson (1954)	President, Massachusetts Audubon Society. Other Directorships:	3
Trustee, 2007 to present	Corporation Member, Woods Hole Oceanographic Institute; Stewardship
	Council, Massachusetts Department of Conservation and Recreation;
	Land Trust Alliance.

Stephen W. Kidder (1952)	Managing Partner, Hemenway & Barnes (law firm). Other Directorships:	3
Trustee, 2005 to present	Trustee, Wellesley College; Trustee, Isabella Stewart Gardner Museum;
	Trustee, Children’s Hospital Trust; Director, The Concord Bookshop, Inc.

Jerry S. Rosenbloom (1939)	Frederick H. Ecker Emeritus Professor of Insurance and Risk Management	3
Trustee, 1998 to present	and Academic Director, Certified Employee Benefit Specialist Program,
	The Wharton School, University of Pennsylvania. Other Directorships:
	Harleysville Group, Inc.; American Institute for Chartered Property Casualty
	Underwriters; S.S. Huebner Foundation for Insurance Education. Former
	Directorships: MBIA Claymore Managed Municipal Bond Fund
	(through June 2006).

David D. Tripple (1944)	Private investor. Formerly, Chief Executive Officer and Trustee, Pioneer	3
Trustee, 2004 to present	Funds (2000 to 2001); Executive Vice President and Director, The Pioneer
	Group, Inc. (asset management) (1998 to 2000). Other Directorships: The
	Calamos Funds (overseeing 19 portfolios in fund complex).

CENTURY FUNDS

No. of
Portfolios
in
Name, Year of Birth,		Fund
Position(s) held with Trust	Principal Occupation During Past 5 Years	Complex
and Length of Service	And Other Directorships Held	Overseen

Ellen M. Zane (1951)	Retired. Formerly, President and Chief Executive Officer, Tufts Medical	3
Trustee, 2007 to present	Center and Floating Hospital for Children (2004 to 2011); Network
President, Partners Healthcare System (1994 to 2004). Other Directorships:
Parexel International Corporation; Lincare Holdings Inc.; Fiduciary Trust
Company; Harvard School of Public Health, Health Policy & Management
Executive Council; Trustee, George Washington University; Massachusetts
Hospital Association; Sisters of Mercy Health System – St. Louis.

Interested Trustees and Officers1

Alexander L. Thorndike (1966)	Managing Partner, Century Capital Management, LLC. No	3
Trustee, 1999 to present;	other directorships.
Chairman and Principal
Executive Officer,
2004 to present

Davis R. Fulkerson (1965)	Managing Partner, Century Capital Management, LLC. No	3
Trustee, 2000 to present	other directorships.

Julie A. Smith (1971)	Chief Financial Officer, Century Capital Management, LLC	N/A
Principal Financial Officer,	(May 2008 to present); prior thereto, Controller, Third Avenue
2008 to present	Management LLC (1997 to 2006).

Maureen E. Kane (1962)	General Counsel, Century Capital Management, LLC.	N/A
Chief Legal Officer, 2006
to present; Secretary, 2007
to present; Chief Compliance
Officer, 2009 to present

(1)	Each person listed is considered an “interested person” of the Trust within the meaning of the 1940 Act by virtue of being an officer or employee of the Adviser.

The Statement of Additional Information (“SAI”) for each Fund includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 321-1928.

CENTURY FUNDS

FUND INFORMATION

PORTFOLIO HOLDINGS

Each fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of the fund’s fiscal year on Form N-Q. The Forms N-Q are available on the SEC’s website at http://www.sec.gov, and they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures that each fund uses to determine how to vote proxies relating to portfolio securities and each fund’s proxy voting record for the 12-month period ended June 30 are available, without charge, upon request, by calling 1-800-321-1928. You may also obtain a copy of the funds’ proxy voting policies and procedures and proxy voting record on the SEC’s website at http://www.sec.gov.

FOR MORE INFORMATION

For more information about the Century Funds, please call 1-800-303-1928.

Regular Mailing Address:	Overnight Mailing Address:
Century Funds	Century Funds
P.O. Box 588	c/o Atlantic Shareholder Services, LLC
Portland, ME 04112	3 Canal Plaza, Ground Floor
Portland, ME 04101

Investment Adviser	Distributor
Century Capital Management, LLC	Foreside Fund Services
100 Federal Street	3 Canal Plaza, Suite 100
Boston, MA 02110	Portland, ME 04101
www.foreside.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, Century Capital Management Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

During the period covered by this report, there were no amendments to, or waivers from, any provision of the code of ethics.

A copy of the code of ethics is filed as an exhibit hereto.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Jerry Rosenbloom, who is a member of the Century Capital Management Trust Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Mr. Rosenbloom is an independent trustee, as defined in paragraph (a)(2) of this item's instructions. Mr. Rosenbloom received his B.S. degree in Business Administration from Temple University and his M.A. and Ph.D. degrees in Applied Economics, with a concentration in insurance, from the University of Pennsylvania. He is currently the Frederick H. Ecker Emeritus Professor of Insurance and Risk Management at the Wharton School. He was the past Chairman of the Insurance and Risk Management Department at Wharton and the past Executive Director of the S.S. Huebner Foundation for Insurance Education. He has served on the Boards of Directors of mutual funds and insurance companies, including in the capacity of audit committee member, and he has served as a consultant to numerous companies, funds and associations. In connection with his directorships and audit committee memberships, as well as his academic and teaching activities and his consulting activities for public and private companies, Mr. Rosenbloom has evaluated financial statements containing a breadth and level of complexity of accounting issues comparable to those that may arise in the financial statements of the Funds, and he has developed an understanding of internal controls and procedures for financial reporting, as well as audit committee functions. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed to the Trust for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the financial statements of Century Capital Management Trust (the "Trust") or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal years were as follows:

FYE	Audit Fees
10/31/11	$102,000
10/31/10	$ 77,000

(b)
Audit-Related Fees. For each of the last two fiscal years, there were no fees billed to the Trust for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported under Audit Fees. For each of the last two fiscal years of the Trust, there were no audit-related fees billed by the Fund's principal accountant to the Trust's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund (together, "Adviser Related Entities") for services that were related directly to the operations and financial reporting of the Trust.

(c)
Tax Fees. The aggregate fees billed to the Trust for each of the last two fiscal years for professional services provided by the Trust's principal accountant for tax compliance, tax advice and tax planning were as follows:

FYE	Tax Fees
10/31/11	$13,905
10/31/10	$ 9,000

For the last two fiscal years of the Trust, there were no tax fees billed by the Fund's principal accountant to Adviser Related Entities for services that were related directly to the operations and financial reporting of the Trust.

(d)
All Other Fees. All Other Fees are fees related to services other than those reported above under "Audit Fees," "Audit-Related Fees," and "Tax Fees." For each of the Trust's last two fiscal years, no such fees were billed by the Trust's principal accountant to the Trust or to Adviser Related Entities for services related directly to the operations and financial reporting of the Trust.

(e)(1) The Audit Committee's pre-approval policies and procedures are as follows:

The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds' independent auditors to the Funds' investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds.

     (2) No services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	The aggregate non-audit fees billed by the Trust's accountant, for the Trust's last two fiscal years, for services rendered to the Trust and Adviser Related Entities are shown in the table below:

Non-Audit Fees
	Non-Audit Fees	for Adviser	Aggregate
	for Trust	Related Entities	Non-Audit Fees

FYE
October 31, 2011	None	None	None
October 31, 2010	None	None	None

(h)
The Audit Committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer, after evaluating the effectiveness of the registrant's "disclosure controls and procedures" (as defined in the Investment Company Act of 1940 Rule 30-a-2(c) under the Act (17 CFR 270.30a-2(c))) as of a date (the "Evaluation Date") within 90 days of the filing date of this report, have concluded that, as of the Evaluation Date, the registrant's disclosure controls and procedures were adequately designed to ensure that the information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Registrant's Code of Ethics required to be disclosed under Item 2 hereof is filed and attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.302CERT.

(b)      Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Century Capital Management Trust

By: /s/ Alexander L. Thorndike
Alexander L. Thorndike, Chairman

Date: February 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Alexander L. Thorndike
Alexander L. Thorndike, Principal Executive Officer

Date: February 24, 2012

By: /s/ Julie Smith
Julie Smith, Principal Financial Officer

Date: February 24, 2012